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                                     EXHIBIT (16)

                             EXECUTED POWERS OF ATTORNEY

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                                  Power of Attorney

     John S. Randall, whose signature appears below, does hereby constitute and appoint Martin E. Lybecker, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Group any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 21, 1998

                    John S. Randall

                    John S. Randall

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                                  Power of Attorney

     Peter C. Marshall, whose signature appears below, does hereby constitute and approint Martin E. Lybecher, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Group any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents or either of them, shall do or cause to be done by virtue thereof.

Dated: May 21, 1998

                    Peter C. Marshall

                    Peter C. Marshall

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                                  Power of Attorney

     Charles I. Post, whose signature appears below, does hereby constitute and approint Martin E. Lybecher, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Group any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents or either of them, shall do or cause to be done by virtue thereof.

Dated: May 21, 1998

                    Charles I. Post

                    Charles I. Post

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                                  Power of Attorney

     Frederick W. Ruebeck, whose signature appears below, does hereby constitute and approint Martin E. Lybecher, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Group any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents or either of them, shall do or cause to be done by virtue thereof.

Dated: May 21, 1998

                    Frederick W. Ruebeck

                    Frederick W. Ruebeck

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                                  Power of Attorney

     Robert A. Oden, Jr., whose signature appears below, does hereby constitute and approint Martin E. Lybecher, Alan G. Priest, and Alyssa Albertelli, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Group"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Group, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Group any and all amendments to the Group's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents or either of them, shall do or cause to be done by virtue thereof.

Dated: May 21, 1998

                    Robert A. Oden

                    Robert A. Oden


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                                  Power of Attorney

     Mark S. Redman, whose signature appears below, does hereby constitute and approint Martin E. Lybecher, Alan G. Priest, and Francoise M. Haan, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: August 23, 1996

                    Mark S. Redman

                    Mark S. Redman

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                                  Power of Attorney

     William Tomko, whose signature appears below, does hereby constitute and approint Martin E. Lybecher, Alan G. Priest, and Mayellen M. Lundquist, each individually, his true and lawful attorneys and agents, with power of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable The One Group (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all instruments and/or documents pertaining to the federal registration of the shares of the Trust, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Trust any and all amendments to the Trust's Registration Statement as filed with the Securities and Exchange Commission under said Acts, and the undersigned does hereby ratify and confirm all that said attorneys and agents or either of them, shall do or cause to be done by virtue thereof.

Dated: February 2, 1998

                    William Tomko

                    William Tomko